Exhibit 99.1

Independent Accountants’ Agreed‑Upon Procedures Report

Hilton Resorts Corporation (the “Company”)
BofA Securities, Inc.
(together, the “Specified Parties”)

Re: Hilton Grand Vacations Trust 2026-2 – Data File Procedures

We have performed the procedures described below on the specified attributes in an electronic data file entitled “HGVT 2026-2 03.31.26 Preliminary Pool Cut Dist.xlsx” provided by the Company on April 16, 2026 (the “Data File”), containing information on 12,031 timeshare loans (the “Timeshare Loans”) as of March 31, 2026, which we were informed are intended to be included as collateral in the offering by Hilton Grand Vacations Trust 2026-2. The Company is responsible for the specified attributes identified by the Company in the Data File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•
The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•
The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts, percentages, and months were within $1.00, 0.1%, and 1 month, respectively.

•
The term “Timeshare Contracts” means some or all of the following documents provided by the Company for each Sample Loan (defined below): promissory note, purchase agreement, purchase and security agreement, purchase proposal, truth in lending disclosure, purchase agreement addendum, revision of terms, and/or other related documents.

•
The term “System Screenshots” means extracts of customer records (including, but not limited to, payment dates and payment amounts) that the Company informed us were extracted from its asset management systems.

•	The term “Credit Report” means a report identifying the credit score of the Timeshare Loan borrowers.

•
The term “Hilton Property Mapping Schedule” means the tab entitled “HGV Property & Investor ID” in an electronic data file entitled “HGV BXG DRI- Property Investor ID Mapping.xlsx” provided by the Company on May 18, 2026, containing information on Hilton property names and consolidated property categories associated with the Timeshare Loans.

•
The term “Bluegreen Property Mapping Schedule” means the tab entitled “BXG Resort Marketing Names” in an electronic data file entitled “HGV BXG DRI- Property Investor ID Mapping.xlsx” provided by the Company on May 18, 2026, containing information on Bluegreen property names and consolidated property categories associated with the Timeshare Loans.

•
The term “Diamond Property Mapping Schedule” means the tab entitled “DRI Collection Names” in an electronic data file entitled “HGV BXG DRI- Property Investor ID Mapping.xlsx” provided by the Company on May 18, 2026, containing information on Diamond property collection names and project IDs associated with the Timeshare Loans.

•	The term “Property Mapping Schedules” means the Hilton Property Mapping Schedule, Bluegreen Property Mapping Schedule, and Diamond Property Mapping Schedule.

•
The term “Prior Receivable Mapping Schedule” means an electronic data file entitled “SCTASK0523929_ KPMG_2026-2_UpgWrpLn_Guide.xlsx” provided by the Company on April 28, 2026, containing information on the identification of related timeshare loans previously originated to the borrowers of certain Sample Diamond Loans (defined below) (the “Prior Timeshare Receivables”).

•
The term “Source Documents” means the following information provided by the Company: Timeshare Contracts, System Screenshots, Credit Report, Property Mapping Schedules, and Prior Receivable Mapping Schedule. The Source Documents were represented by the Company to be either electronic copies of the original Source Documents and/or electronic representations of the records contained within the Company’s systems. We make no representation regarding the validity, enforceability, authenticity, or accuracy of the information in the documents, or the documents themselves, or the execution of the Timeshare Contracts by the borrower.

•	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, or methodology, as described in Exhibit A.

•	The term “Provided Information” means the Source Documents and Instructions.

The procedures we were instructed by the Company to perform and the associated findings are as follows:

A.
We randomly selected a sample of Timeshare Loans from the Data File as follows using a random sampling tool: (i) 50 Timeshare Loans from the “HGV Selected” tab (the “Sample Hilton Loans”), (ii) 50 Timeshare Loans from the “DRI Selected” tab (the “Sample Diamond Loans), and (iii) 50 Timeshare Loans from the “BXG Selected” tab (the “Sample Bluegreen Loans”) for a total of 150 Timeshare Loans (together, the "Sample Loans"). A listing of the Sample Loans is attached hereto as Exhibit B. For purposes of this procedure, the Company did not inform us of the basis they used to determine the number of Timeshare Loans we were instructed to randomly select from the Data File or the reason to select 50 Sample Loans from each tab of the Data File.

B.
For each Sample Loan, we compared or recomputed the specified attributes in the Data File listed below to or using the corresponding information included in the Source Documents listed below in the Provided Information column, utilizing the Instructions, as applicable. The Company indicated that the absence of any of the information in the Source Documents or the inability to agree the indicated information from the Data File to the Source Documents for each of the attributes identified, utilizing the Instructions as applicable, constituted an exception. The Source Documents are listed in the order of priority.

2

Attribute	Sample Hilton Loan Attribute	Sample Diamond Loan Attribute	Sample Bluegreen Loan Attribute	Provided Information
Loan ID	Loan ID	Loan ID	Loan #	Timeshare Contracts, System Screenshots
Borrower State	Borrower State	Borrower State	Cust State	Timeshare Contracts, System Screenshots, Instructions
Borrower Country	Borrower Country	Borrower Country	Owner Cntyr	Timeshare Contracts, System Screenshots
Property Description	Property Cd	Project ID	Resort Marketing Name	Timeshare Contracts, Property Mapping Schedules, and Instructions
Sales Price	Sales Price	Sales Price	Purch Price	Timeshare Contracts, Prior Receivable Mapping Schedule, and Instructions
Equity Transferred	Contr Equity Amount	Equity Transferred	N/A *	Timeshare Contracts, Prior Receivable Mapping Schedule, and Instructions
Original Term	Original Term	Original Term	Orig Term	Timeshare Contracts
Origination Date	Contr Date Sold	Date of Sale	Orig Date	Timeshare Contracts
Original Balance	Original Amt	Original Loan Amount	Orig Note	Timeshare Contracts
Cash Down Payment	Cash Down Payment	Cash Down Payment	Dwn Pymt	Timeshare Contracts, Prior Receivable Mapping Schedule, and Instructions
Interest Rate	Interest Rate	Interest Rate	Int Rate	Timeshare Contracts, System Screenshots
Maturity Date	Maturity Date	Maturity Date	Mat Date	Timeshare Contracts, System Screenshots, and Instructions
Remaining Term	Remaining Term	Remaining Term	Remaining Term	Timeshare Contracts, System Screenshots, and Instructions
Principal & Interest Payment	Principal & Interest Payment	Principal & Interest Payment	Mly Pymt	Timeshare Contracts, System Screenshots
Service Fee	Service Fee	N/A *	N/A *	Timeshare Contracts, and Instructions
Next Payment Date	Due Date	Next Payment Date	Next Due	System Screenshots
Current Balance	Principal Bal	Principal Balance	Curr Prin	System Screenshots
Original Credit Score (Highest)	High Score	High Credit Score	Credit	Credit Report and Instructions
Days Delinquent	Days Delinquent	Days Delinquent	Days Delq	System Screenshots and Instructions
Wrap Pay Down	N/A *	Wrap Pay Down	N/A *	System Screenshots, Prior Receivable Mapping Schedule, and Instructions
*	Not Applicable. Per the Instructions, no procedures were performed for the attributes and the Sample Loans referenced.

We found such information to be in agreement.

3

We were engaged by the Company to perform this agreed-upon procedures engagement. We conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company” and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in Data File and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Timeshare Loans, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Timeshare Loans to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Timeshare Loans being securitized, (iii) the compliance of the originator of the Timeshare Loans with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Timeshare Loans that would be material to the likelihood that the issuer of the asset-backed notes will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

Irvine, California
May 21, 2026

4

Exhibit A

Instructions

Number	Attribute	Instruction
1.	Borrower State	Do not perform this procedure for Sample Loans for which the Data File value for Borrower Country is not “United States.”
2.	Property Description	For each Sample Loan, consider the Data File and Provided Information value to be in agreement if differences are due to punctuation and/or the truncation of property descriptions in the Data File.
3.	Sales Price	For each Sample Diamond Loan, recompute as the sum of the Sales Price in the Timeshare Contract and each related Prior Timeshare Receivable listed in the Prior Receivable Mapping Schedule.
4.	Equity Transferred
For each Sample Diamond Loan, recompute as the sum of the Equity Transferred in the Timeshare Contract and Equity Transferred for each related Prior Timeshare Receivable listed in the Prior Receivable Mapping Schedule, plus Wrap Pay Down.

Do not perform this procedure for Sample Bluegreen Loans.

5.	Cash Down Payment
For each Sample Hilton Loan, recompute as the sum of:

a.     the difference between (i) total down payment and (ii) closing costs in the Timeshare Contract, and

b.     balance down payment in the Timeshare Contract.

For each Sample Diamond Loan, recompute as the difference between:

a.     the sum of down payments in the Timeshare Contract and for all related Prior Timeshare Receivables listed in the Prior Receivable Mapping Schedule, and

b.     the sum of non-trade in credits received in the Timeshare Contract and for all related Prior Timeshare Receivables listed in the Prior Receivable Mapping Schedule.

6.	Maturity Date
For each Sample Loan, if Maturity Date was not observed in the Timeshare Contract, recompute as the date equal to:

a.     first payment date in the Timeshare Contract or System Screenshot

b.     plus the Original Term number of months in the Timeshare Contract

c.     minus one (1) month.

For Sample Loan #105, calculate the Maturity Date as detailed above and add one (1) month if a reference to a “pandemic extension” is observed in the System Screenshot.

A-1

7.	Remaining Term
For each Sample Loan, recompute as the number of remaining payment periods using Interest Rate, Principal and Interest Payment, and Current Balance from the Source Documents, rounded up to the nearest whole number (but in no case more than 180).

8.	Service Fee	Do not perform this procedure for Sample Diamond Loans or Sample Bluegreen Loans.
9.	Original Credit Score (Highest)	Do not perform this procedure for Sample Loans for which the Data File value is blank or zero.
10.	Days Delinquent	Recompute as the difference between (but in no case less than zero): a. March 31, 2026, and b. Next Payment Date in the System Screenshots
11.	Wrap Pay Down
For Sample Diamond Loans for which the Data File value is greater than zero:

1.    inspect the System Screenshots for related Prior Timeshare Receivables listed in the Prior Receivable Mapping File, if there are either:

(i) two (2) “original amount” transaction descriptions dated within 31 days of each other, or

(ii) an “original amount” transaction description dated before February 1, 2020, for a Prior Timeshare Receivable with a “upgrade/wrap write off principal” transaction description,

then, recompute the difference between:

a.    the sum of principal amounts in the System Screenshots for all related Prior Timeshare Receivables, and

b.    the sum of upgrade/wrap write off principal amounts in the System Screenshots for all related Prior Timeshare Receivables

2.           otherwise, recompute as the difference between:

a.    the sum principal amounts in the System Screenshots, and

b.    the sum of upgrade/wrap write off principal amounts in the System Screenshots for the related Prior Timeshare Receivable listed in the Prior Receivable Mapping Schedule with the most recent sales date.

Do not perform this procedure for Sample Diamond Loans for which the Data File value is zero, or for Sample Hilton Loans or Sample Bluegreen Loans.

A-2

Exhibit B

The Sample Loans

Sample Hilton Loans

Sample Loan ID	Company Account Number**	Sample Loan ID	Company Account Number**	Sample Loan ID	Company Account Number**	Sample Loan ID	Company Account Number**
1	2026850067	13	2026210085	25	2026550085	38	2026800039
2	2026080156	14	2026690064	26	2026790085	39	2026210048
3	2026420088	15	2026130086	27	2026270034	40	2026020048
4	2026670039	16	2026670064	28	2026900280	41	2026920039
5	2026900043	17	2026750090	29	2026630280	42	2026270048
6	2026670059	18	2026560064	30	2026170082	43	2026270039
7	2026090048	19	2026730090	31	2026360037	44	2026100048
8	2026380048	20	2026900064	32	2026350088	45	2026250048
9	2026030048	21	2026000086	33	2026520039	46	2026120039
10	2026790045	22	2026300085	34	2026400088	47	2026620048
11	2026280039	23	2026820039	35	2026070052	48	2026070039
12	2026400045	24	2026150085	36	2026580045	49	2026500039
				37	2026030048	50	2026130039
** The Company has assigned a unique account number to each Timeshare Loan in the Data File. The Company’s Account Numbers referred to in this Exhibit are not the actual account numbers.

Sample Diamond Loans

Sample Loan ID	Company Account Number**	Sample Loan ID	Company Account Number**	Sample Loan ID	Company Account Number**	Sample Loan ID	Company Account Number**
51	202613216	63	202662868	75	202636506	88	202698445
52	202688251	64	202669677	76	202638794	89	202699295
53	202637954	65	202672938	77	202642628	90	202699511
54	202675094	66	202673130	78	202644756	91	202601279
55	202695725	67	202679636	79	202647640	92	202603579
56	202606903	68	202682469	80	202647904	93	202605301
57	202615053	69	202683882	81	202652728	94	202606783
58	202643385	70	202697422	82	202682753	95	202606907
59	202645755	71	202632568	83	202687723	96	202608317
60	202651651	72	202633616	84	202688903	97	202608331
61	202653027	73	202634098	85	202689267	98	202608369
62	202658013	74	202636312	86	202691815	99	202609407
				87	202697927	100	202618087
** The Company has assigned a unique account number to each Timeshare Loan in the Data File. The Company’s Account Numbers referred to in this Exhibit are not the actual account numbers.

Sample Bluegreen Loans
Sample Loan ID	Company Account Number**	Sample Loan ID	Company Account Number**	Sample Loan ID	Company Account Number**	Sample Loan ID	Company Account Number**
101	20260439	113	20260526	125	20262367	138	20260649
102	20263872	114	20265786	126	20265206	139	20261857
103	20261947	115	20266016	127	20267959	140	20263295
104	20262220	116	20260392	128	20268948	141	20263411
105	20265027	117	20261694	129	20265397	142	20263724
106	20265329	118	20263222	130	20266885	143	20263926
107	20262571	119	20263655	131	20260496	144	20264268
108	20262871	120	20267838	132	20261940	145	20264508
109	20269587	121	20268275	133	20263084	146	20265328
110	20266045	122	20268433	134	20264030	147	20266703
111	20264857	123	20269426	135	20267962	148	20267157
112	20266350	124	20269766	136	20268666	149	20267187
				137	20268818	150	20267739
** The Company has assigned a unique account number to each Timeshare Loan in the Data File. The Company’s Account Numbers referred to in this Exhibit are not the actual account numbers.